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                                                                   Exhibit 23(c)

                         Independent Auditors' Consent

The Board of Directors
CNB Bancshares, Inc:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Joint Proxy Statement/ Prospectus.


                                 /s/ KPMG Peat Marwick LLP


St. Louis, Missouri
February 23, 1998